Exhibit 10.1
ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignors identified in item 1 below (the “Assignors”) and the Assignee identified in item 2 below (the “Assignee”).  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.  Any capitalized term not otherwise defined herein shall have the meaning ascribed to such term in the Servicing Agreement (as defined below).

For the face value of the principal amount of each Assigned Asset (as defined below) as set forth on Annex B attached hereto, and other good and valuable consideration herein acknowledged as received, the Assignors hereby sell and assign to the Assignee without recourse, but subject to certain call rights and other rights related to the Assigned Assets set forth in that certain Servicing Agreement, of even date hereof, by and among Main Street Capital Partners, LLC, Assignee, and BDCA Adviser, LLC (the “Servicing Agreement”), and the Assignee hereby purchases and assumes from the Assignors, subject to and in accordance with the Standard Terms and Conditions and the Loan Documents, as of the Effective Date listed below an undivided percentage interest in (i) each Loan (which percentage varies from Loan to Loan, such percentage as to a given Loan being set forth in Exhibit A of the Servicing Agreement opposite the description of such Loan) and (ii) the proportional rights (based on such percentage interest applicable to such Loan) under the Loan Documentation related to such Loan (the foregoing interests with respect to a Loan, an “Assigned Asset” and, collectively, the “Assigned Assets”), and Assignee hereby assumes and agrees to perform its proportional obligations under the Loan Documentation with respect to such Loan, including, without limitation, funding its proportional amount of any costs and expenses related to amending, enforcing or otherwise administering such Loan. For the avoidance of doubt, each Assigned Asset shall only include proportional rights and obligations of a lender under the Loan Documentation with respect to the applicable Loan in the principal amounts specified on Exhibit A of the Servicing Agreement, and such Assigned Asset shall not include any rights or obligations under the Loan Documentation with respect to (i) any other loans not described on Exhibit A of the Servicing Agreement, including, without limitation, current or future revolving or other term loans, (ii) warrants or other equity interests, including, without limitation, warrant and other equity interests related to the Loans, or (iii) fees, interest or other payments paid or owed prior to the date hereof or unrelated to the Assigned Assets.  Each such sale and assignment is, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignors.

1.	Assignors:	Main Street Capital Corporation
Main Street Capital II, LP
Main Street Mezzanine Fund, LP

2.	Assignee: Business Development Corporation of America

3.	Borrowers: See List Attached as Annex B

4.	Assigned Assets: See List Attached as Annex B

5.	Trade Date: August 25, 2011

6.	Effective Date: August 25, 2011

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNORS
MAIN STREET CAPITAL CORPORATION

By: /S/ VINCENT D. FOSTER
Name: VINCENT D. FOSTER
Title: CHIEF EXECUTIVE OFFICER

MAIN STREET CAPITAL II, LP

By:  Main Street Capital II GP, LLC
its general partner

By: /S/ VINCENT D. FOSTER
Name: VINCENT D. FOSTER
Title: SENIOR MANAGING DIRECTOR

MAIN STREET MEZZANINE FUND, LP

By:  Main Street Mezzanine Management, LLC
its general partner

By: /S/ VINCENT D. FOSTER
Name: VINCENT D. FOSTER
Title: SENIOR MANAGING DIRECTOR

ASSIGNEE
BUSINESS DEVELOPMENT CORPORATION OF AMERICA

By: /S/ NICHOLAS S. SCHORSCH
Name: NICHOLAS S. SCHORSCH
Title: CHIEF EXECUTIVE OFFICER

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.           Representations and Warranties.

1.1.        Assignor.  Each Assignor (a) represents and warrants that (i) before giving effect hereto, it is the legal and beneficial owner of the Assigned Assets listed opposite its name in Exhibit A to the Servicing Agreement, and (ii) the Assigned Assets are assigned hereunder free and clear of any lien, encumbrance or other adverse claim, other than claims pursuant to the terms of this Assignment and Assumption and the Servicing Agreement, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its subsidiaries or affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any of its subsidiaries or affiliates or any other person of any of their respective obligations under any Loan Document.

1.2.        Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby, (ii) it meets all the requirements to be an assignee under the Loan Documents (subject to such consents, if any, as may be required under the Loan Documents), (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Documents as a Lender thereunder and, to the extent of the Assigned Assets, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Assets and either it, or the Person exercising discretion in making its decision to acquire the Assigned Assets, is experienced in acquiring assets of such type, (v) it has received a copy of the Loan Documents, and has received or has been accorded the opportunity to receive such documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Assets, and (vi) it has, independently and without reliance upon Main Street Capital Corporation or any of its affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Assets; and (b) agrees that (i) it will, independently and without reliance upon Main Street Capital Corporation or any of its affiliates or any other person, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.  Furthermore, the representations and warranties made by Assignee in Section 13 of the Servicing Agreement are hereby incorporated by reference herein.

2.           General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by and construed under the laws of the State of Texas, without regard to conflict of law principles.  The parties agree that all lawsuits, hearings, arbitration or other proceedings shall take place in Harris County, State of Texas.  The parties irrevocably waive any objections they may have based on improper venue or inconvenient forum in Harris County, State of Texas.

3.           Incorporation by Reference.  The terms set forth in Sections 9,  17, and 19 of the Servicing Agreement are hereby incorporated by reference herein.  In addition, the terms set forth in Sections 16, 18, 22 and 23 of the Servicing Agreement are hereby incorporated by reference herein, with each reference to “Servicing Agreement” in such sections being deemed a reference to this Assignment and Assumption Agreement in interpreting such sections as so incorporated.

ANNEX B

Borrower	Loan	Principal Outstanding				Amount Assigned to BDCA				%
		MSCC	MSMF	MSC II	Total (2)	MSCC	MSMF	MSC II	Total (1)	(l)/(2)

Audio Messaging Solutions, LLC	Term Loan	1,456,000	7,280,000	5,824,000	14,560,000	108,500	542,500	434,000	1,085,000	7.45%
California Healthcare Medical Billing, Inc.	Term Loan	-	5,340,000	3,513,000	8,853,000	-	138,733	91,267	230,000	2.60%
Ceres Management, LLC	Term Loan	-	2,400,000	1,600,000	4,000,000	-	138,000	92,000	230,000	5.75%
Condit Exhibits, LLC	Term Loan	1,398,285	1,398,285	1,864,379	4,660,948	69,000	69,000	92,000	230,000	4.93%
Harrison Hydra-Gen, Ltd.	Term Loan	573,738	2,294,950	2,868,688	5,737,375	23,000	92,000	115,000	230,000	4.01%
Indianapolis Aviation Partners, LLC	Term Loan	450,000	2,250,000	1,800,000	4,500,000	23,000	115,000	92,000	230,000	5.11%
Mid-Columbia Lumber Products, LLC	Term Loan	-	-	3,900,000	3,900,000	-	-	230,000	230,000	5.90%
NTS Holdings, Inc.	Term Loan	-	3,000,000	3,000,000	6,000,000	-	115,000	115,000	230,000	3.83%
OMi Holdings, Inc.	Term Loan	3,419,500	2,442,500	3,908,000	9,770,000	379,750	271,250	434,000	1,085,000	11.11%
OPI International Ltd.	Term Loan	11,750,000	-	-	11,750,000	230,000	-	-	230,000	1.96%
Pegasus Research Group, LLC (Televerde)	Term Loan	635,839	4,132,951	1,589,596	6,358,386	23,000	149,500	57,500	230,000	3.62%
PPL RVs, Inc.	Term Loan	47S,000	1,900,000	2,375,000	4,750,000	23,000	92,000	115,000	230,000	4.84%
River Aggregates, LLC	Term Loan	350,000	2,275,000	875,000	3,500,000	23,000	149,500	57,500	230,000	6.57%
					88,339,709	902,250	1,872,483	1,925,267	4,700,000	5.32%

* BDCA is only being assigned rights with respect to the principal amount of the term loan indicated and has no rights to participate in any equity, warrants, additional term loans, or other loans funded before or after such assignment.